Exhibit 99.1

FOR IMMEDIATE RELEASE

Contacts:
Jeff Young Media Relations Akamai Technologies 617-444-3913 jyoung@akamai.com	—or—	Noelle Faris Investor Relations Akamai Technologies 617-444-4676 nfaris@akamai.com

AKAMAI REPORTS THIRD QUARTER 2009 FINANCIAL RESULTS

•	Revenue of $206.5 million, up 5 percent year-over-year

•	GAAP net income of $32.7 million, or $0.18 per diluted share, down 2 percent year-over-year

•	Normalized net income* of $70.8 million, or $0.38 per diluted share, down 5 percent year-over-year

•	Cash flow from operations of $105.2 million, up 13 percent year-over-year

CAMBRIDGE, Mass. – October 28, 2009 – Akamai Technologies, Inc. (NASDAQ: AKAM), the leader in powering video, dynamic transactions and enterprise applications online, today reported financial results for the third quarter ended September 30, 2009. Revenue for the third quarter 2009 was $206.5 million, a 5 percent increase over third quarter 2008 revenue of $197.3 million, and a 1 percent increase from second quarter 2009 revenue of $204.6 million.

Net income in accordance with United States Generally Accepted Accounting Principles, or GAAP, for the third quarter of 2009 was $32.7 million, or $0.18 per diluted share, a 2 percent decrease over third quarter 2008 GAAP net income of $33.4 million, or $0.18 per diluted share, and a 9 percent decrease from second quarter 2009 GAAP net income of $36.0 million, or $0.19 per diluted share.

The Company generated normalized net income* of $70.8 million, or $0.38 per diluted share, in the third quarter of 2009, a 5 percent decrease from third quarter 2008 normalized net income of $74.2 million, or $0.40 per diluted share, and down 6 percent from the second quarter 2009 normalized net income of $75.3 million, or $0.40 per diluted share. (*See Use of Non-GAAP Financial Measures below for definitions.)

“We are pleased with Akamai’s solid performance in the third quarter, with both promising signs of growth in high quality video online and continued strong demand for our value-added solutions,” said Paul Sagan, president and CEO of Akamai. “Our results demonstrated our ability to leverage the Company’s unique cost structure and scale while improving performance and reliability for our enterprise-class customers.”

Cash from operations was $105 million in the third quarter of 2009. Year-to-date cash from operations was $300 million, an increase of 19 percent over the same period last year. At the end of the third quarter of 2009, the Company had approximately $973 million in cash, cash equivalents and marketable securities.

During the third quarter of 2009, the Company repurchased approximately 2 million shares of common stock for $36.2 million at an average price of $18.41 per share.

The Company had approximately 171.2 million shares of common stock outstanding as of September 30, 2009.

Customers

The number of customers under recurring contracts at the end of the third quarter increased to a record 3,031, an 8 percent increase year-over-year.

Sales through resellers and sales outside the United States accounted for 19 percent and 28 percent, respectively, of revenue for the third quarter of 2009.

Quarterly Conference Call

Akamai will host a conference call today at 4:30 p.m. ET that can be accessed through 1-800-510-9834 (or 1-617-614-3669 for international calls) and using passcode No. 93777894. A live Webcast of the call may be accessed at www.akamai.com in the Investor section. In addition, a replay of the call will be available for one week following the conference through the Akamai Website or by calling 1-888-286-8010 (or 1-617-801-6888 for international calls) and using passcode No. 78517440.

The Akamai Difference

Akamai® provides market-leading managed services for powering video, dynamic transactions, and enterprise applications online. Having pioneered the content delivery market one decade ago, Akamai’s services have been adopted by the world’s most recognized brands across diverse industries. The alternative to centralized Web infrastructure, Akamai’s global network of tens of thousands of distributed servers provides the scale, reliability, insight and performance for businesses to succeed online. Akamai has transformed the Internet into a more viable place to inform, entertain, advertise, interact, and collaborate. To experience The Akamai Difference, visit www.akamai.com.

Financial Statements

Condensed Consolidated Balance Sheets

(dollar amounts in thousands)

(unaudited)

	Sept. 30, 2009	Dec. 31, 2008
Assets
Cash and cash equivalents	$202,802	$156,074
Marketable securities	377,327	171,097
Restricted marketable securities	1,941	3,460
Accounts receivable, net	152,132	139,612
Prepaid expenses and other current assets	42,370	31,666

Current assets	776,572	501,909
Marketable securities	391,133	440,843
Restricted marketable securities	73	153
Property and equipment, net	179,826	174,483
Goodwill and other intangible assets, net	522,290	534,253
Other assets	4,531	5,592
Deferred income tax assets, net	154,246	223,718

Total assets	$2,028,671	$1,880,951

Liabilities and stockholders’ equity
Accounts payable and accrued expenses	$79,013	$87,297
Deferred revenue	30,423	11,506
Other current liabilities	869	1,653

Current liabilities	110,305	100,456
Other liabilities	20,165	11,870
Convertible notes	199,755	199,855

Total liabilities	330,225	312,181
Stockholders’ equity	1,698,446	1,568,770

Total liabilities and stockholders’ equity	$2,028,671	$1,880,951

Condensed Consolidated Statements of Operations

(amounts in thousands, except per share data)

(unaudited)

	Three Months Ended			Nine Months Ended
	Sept. 30, 2009	June 30, 2009	Sept. 30, 2008	Sept. 30, 2009	Sept. 30, 2008

Revenues	$206,500	$204,600	$197,347	$621,468	$578,370

Costs and operating expenses:
Cost of revenues * †	61,987	60,009	56,659	182,358	161,922
Research and development *	10,904	9,378	9,943	31,138	28,766
Sales and marketing *	44,106	41,437	42,027	127,813	119,159
General and administrative * †	34,655	35,144	33,776	105,867	100,845
Amortization of other intangible assets	4,103	4,238	3,173	12,580	10,254
Restructuring charge	-	-	-	454	-

Total costs and operating expenses	155,755	150,206	145,578	460,210	420,946

Operating income	50,745	54,394	51,769	161,258	157,424

Interest income, net	(2,807)	(3,454)	(4,994)	(10,291)	(17,105)
Gain on investments, net	-	-	(1)	(455)	(273)
Other loss (income), net	659	(184)	(154)	(659)	340

Income before provision for income taxes	52,893	58,032	56,918	172,663	174,462
Provision for income taxes	20,148	22,025	23,558	66,830	69,857

Net income	$32,745	$36,007	$33,360	$105,833	$104,605

Net income per share:
Basic	$0.19	$0.21	$0.20	$0.62	$0.63
Diluted	$0.18	$0.19	$0.18	$0.57	$0.56

Shares used in per share calculations:
Basic	171,686	172,561	168,474	171,588	167,283
Diluted	188,273	189,556	187,769	188,671	188,175

*	Includes stock-based compensation (see supplemental table for figures)
†	Includes depreciation and amortization (see supplemental table for figures)

Condensed Consolidated Statements of Cash Flows

(amounts in thousands)

(unaudited)

	Three Months Ended			Nine Months Ended
	Sept. 30, 2009	June 30, 2009	Sept. 30, 2008	Sept. 30, 2009	Sept. 30, 2008

Cash flows from operating activities:
Net income	$32,745	$36,007	$33,360	$105,833	$104,605

Adjustments to reconcile net income to net cash provided by operating activities:

Depreciation and amortization of intangible assets and deferred financing costs	31,775	29,888	24,780	90,551	71,258
Stock-based compensation	13,612	13,320	14,122	41,999	42,370
Provision for deferred income taxes, net	18,617	20,290	22,434	61,784	66,386
Excess tax benefits from stock-based compensation	(713)	(333)	(751)	(1,371)	(11,033)
Gain on divesture of certain assets	-	(1,062)	-	(1,062)	-
Loss (gain) on investments and disposal of property and equipment, net	20	47	16	(367)	(287)
Provision for doubtful accounts	740	2,363	610	4,261	1,346
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	(6,765)	5,941	(5,184)	3,895	(10,892)
Prepaid expenses and other current assets	(6,452)	(468)	607	(10,727)	(8,208)
Accounts payable, accrued expenses and other current liabilities	17,900	(4,022)	7,074	(3,437)	(1,033)
Accrued restructuring	(347)	(514)	(4)	(1,022)	(547)
Deferred revenue	1,315	840	(3,432)	2,261	(2,333)
Other noncurrent assets and liabilities	2,796	1,534	(414)	6,945	(611)

Net cash provided by operating activities	105,243	103,831	93,218	299,543	251,021

Cash flows from investing activities:
Cash paid for acquired business	-	-	-	(5,779)	-
Proceeds from the divesture of certain assets	-	1,350	-	1,350	-
Purchases of property and equipment and capitalization of internal-use software costs	(31,183)	(24,653)	(36,428)	(78,903)	(94,950)
Proceeds from sales and maturities of short- and long-term marketable securities	204,630	116,896	40,641	396,302	290,456
Purchases of short- and long-term marketable securities	(366,912)	(83,902)	(121,096)	(530,794)	(479,555)
Proceeds from the sale of property and equipment	28	2	2	32	76
Decrease in restricted investments held for security deposits	103	130	-	233	-

Net cash (used in) provided by investing activities	(193,334)	9,823	(116,881)	(217,559)	(283,973)

Cash flows from financing activities:
Proceeds from the issuance of common stock under stock option and employee stock purchase plans	2,996	6,999	1,670	13,759	19,802
Excess tax benefits from stock-based compensation	713	333	751	1,371	11,033
Repurchase of common stock	(34,663)	(16,905)	-	(51,568)	-

Net cash (used in) provided by financing activities	(30,954)	(9,573)	2,421	(36,438)	30,835

Effects of exchange rate changes on cash and cash equivalents	764	1,792	(2,153)	1,182	(939)

Net increase (decrease) in cash and cash equivalents	(118,281)	105,873	(23,395)	46,728	(3,056)
Cash and cash equivalents, beginning of period	321,083	215,210	165,417	156,074	145,078

Cash and cash equivalents, end of period	$202,802	$321,083	$142,022	$202,802	$142,022

	Three Months Ended			Nine Months Ended
	Sept. 30, 2009	June 30, 2009	Sept. 30, 2008	Sept. 30, 2009	Sept. 30, 2008
Supplemental financial data (in thousands):

Stock-based compensation:
Cost of revenues	$532	$489	$614	$1,582	$1,779
Research and development	2,654	2,223	2,765	7,603	7,875
Sales and marketing	6,787	6,024	6,949	19,851	19,002
General and administrative	3,639	4,584	3,794	12,963	13,714

Total stock-based compensation	$13,612	$13,320	$14,122	$41,999	$42,370

Depreciation and amortization:
Network-related depreciation	$21,733	$20,143	$17,365	$61,290	$49,483
Capitalized stock-based compensation amortization	1,794	1,461	1,118	4,562	2,993
Other depreciation and amortization	3,935	3,836	2,914	11,488	7,898
Amortization of other intangible assets	4,103	4,238	3,173	12,580	10,254

Total depreciation and amortization	$31,565	$29,678	$24,570	$89,920	$70,628

Capital expenditures:
Purchases of property and equipment	$24,423	$18,258	$30,286	$58,455	$76,229
Capitalized internal-use software	6,760	6,395	6,142	20,448	18,721
Capitalized stock-based compensation	1,373	1,244	1,867	4,525	5,458

Total capital expenditures	$32,556	$25,897	$38,295	$83,428	$100,408

Net increase in cash, cash equivalents, marketable securities and restricted marketable securities	$46,498	$78,299	$43,059	$201,649	$155,193

End of period statistics:
Number of customers under recurring contract	3,031	2,979	2,808
Number of employees	1,682	1,645	1,555
Number of deployed servers	56,066	50,922	40,635

*Use of Non-GAAP Financial Measures

In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), Akamai has historically provided additional financial metrics that are not prepared in accordance with GAAP (non-GAAP). Legislative and regulatory changes discourage the use of and emphasis on non-GAAP financial metrics and require companies to explain why non-GAAP financial metrics are relevant to management and investors. We believe that the inclusion of these non-GAAP financial measures in this press release helps investors to gain a meaningful understanding of our past performance and future prospects, consistent with how management measures and forecasts our performance, especially when comparing such results to previous periods or forecasts. Our management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring our core operating performance and comparing such performance to that of prior periods and to the performance of our competitors. These measures are also used by management in its financial and operational decision-making. There are limitations associated with reliance on these non-GAAP financial metrics because they are specific to our operations and financial performance, which makes comparisons with other companies’ financial results more challenging. By providing both GAAP and non-GAAP financial measures, we believe that investors are able to compare our GAAP results to those of other companies while also gaining a better understanding of our operating performance as evaluated by management.

Akamai defines “Adjusted EBITDA” as net income, before interest, taxes, depreciation and amortization of tangible and intangible assets, stock-based compensation expense, amortization of capitalized stock-based compensation, restructuring charges and benefits, certain gains and losses on investments, foreign exchange gains and losses, loss on early extinguishment of debt, gains on legal settlements, utilization of tax NOLs/credits and release of the deferred tax asset valuation allowance. Akamai considers Adjusted EBITDA to be an important indicator of the Company’s operational strength and performance of its business and a good measure of the Company’s historical operating trend.

Adjusted EBITDA eliminates items that are either not part of the Company’s core operations, such as investment gains and losses, foreign exchange gains and losses, early debt extinguishment and net interest income, or do not require a cash outlay, such as stock-based compensation. Adjusted EBITDA also excludes depreciation and amortization expense, which is based on the Company’s estimate of the useful life of tangible and intangible assets. These estimates could vary from actual performance of the asset, are based on historic cost incurred to build out the Company’s deployed network, and may not be indicative of current or future capital expenditures.

Akamai defines “Adjusted EBITDA margin” as a percentage of Adjusted EBITDA as a percentage of revenues. Akamai considers Adjusted EBITDA margin to be an indicator of the Company’s operating trend and performance of its business in relation to its revenue growth.

Akamai defines “capital expenditures” or “capex” as purchases of property and equipment, capitalization of internal-use software development costs and capitalization of stock-based compensation. Capital expenditures or capex are disclosed in Akamai’s consolidated Statement of Cash Flows in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission.

Akamai defines “normalized net income” as net income before amortization of other intangible assets, stock-based compensation expense, amortization of capitalized stock-based compensation, restructuring charges and benefits, certain gains and losses on investments, loss on early extinguishment of debt, utilization of tax NOLs/credits and release of the deferred tax asset valuation allowance. Akamai considers normalized net income to be another important indicator of the overall performance of the Company because it eliminates the effects of events that are either not part of the Company’s core operations or are non-cash.

Akamai defines “diluted shares used in normalized net income per share calculation” as diluted common shares outstanding used in GAAP net income per share calculation, excluding the effect of stock-based compensation under the treasury stock method. Akamai considers normalized net income to be another important indicator of overall performance of the Company because it eliminates the effect of a non-cash item.

Adjusted EBITDA and normalized net income should be considered in addition to, not as a substitute for, the Company’s operating income and net income, as well as other measures of financial performance reported in accordance with GAAP.

Reconciliation of Non-GAAP Financial Measures

In accordance with the requirements of Regulation G issued by the Securities and Exchange Commission, the Company is presenting the most directly comparable GAAP financial measures and reconciling the non-GAAP financial metrics to the comparable GAAP measures.

Reconciliation of GAAP net income to Normalized net income

and Adjusted EBITDA

(amounts in thousands, except per share data)

	Three Months Ended			Nine Months Ended
	Sept. 30, 2009	June 30, 2009	Sept. 30, 2008	Sept. 30, 2009	Sept. 30, 2008

Net income	$32,745	$36,007	$33,360	$105,833	$104,605

Amortization of other intangible assets	4,103	4,238	3,173	12,580	10,254
Stock-based compensation	13,612	13,320	14,122	41,999	42,370
Amortization of capitalized stock-based compensation	1,794	1,461	1,118	4,562	2,993
Gain on investments, net	-	-	(1)	(455)	(273)
Utilization of tax NOLs/credits	18,563	20,236	22,434	61,650	66,386
Restructuring charge	-	-	-	454	-

Total normalized net income:	70,817	75,262	74,206	226,623	226,335

Interest income, net	(2,807)	(3,454)	(4,994)	(10,291)	(17,105)
Provision for income taxes	1,585	1,789	1,124	5,180	3,471
Depreciation and amortization	25,668	23,979	20,279	72,778	57,381
Other loss (income), net	659	(184)	(154)	(659)	340

Total Adjusted EBITDA:	$95,922	$97,392	$90,461	$293,631	$270,422

Normalized net income per share:
Basic	$0.41	$0.44	$0.44	$1.32	$1.35
Diluted	$0.38	$0.40	$0.40	$1.21	$1.21

Shares used in normalized per share calculations:
Basic	171,686	172,561	168,474	171,588	167,283
Diluted	188,273	189,556	188,349	188,671	189,135

Akamai Statement Under the Private Securities Litigation Reform Act

This release contains information about future expectations, plans and prospects of Akamai’s management that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of

1995, including statements concerning the expected growth and development of our business and the markets in which we operate, the strength of our business model and cost structure and the superiority of our service offerings. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors including, but not limited to, failure to maintain the prices we charge for our services, loss of significant customers, failure to increase our revenue and keep our expenses consistent with revenues, inability to continue to generate positive cash flow, the effects of any attempts to intentionally disrupt our services or network by unauthorized users or others, failure to have available sufficient transmission capacity, a failure of Akamai’s services or network infrastructure, inability to realize the benefits of our net operating loss carryforward, delay in developing or failure to develop new service offerings or functionalities, and if developed, lack of market acceptance of such service offerings and functionalities, and other factors that are discussed in the Company’s Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other documents periodically filed with the SEC.

In addition, the statements in this press release represent Akamai’s expectations and beliefs as of the date of this press release. Akamai anticipates that subsequent events and developments may cause these expectations and beliefs to change. However, while Akamai may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Akamai’s expectations or beliefs as of any date subsequent to the date of this press release.

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